UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:
[_]      Preliminary proxy statement
[_]      Confidential, for use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive proxy statement
[_]      Definitive additional materials
[_]      Soliciting material pursuant to Rule 14a-12

                            WVS Financial Corporation
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                (Name of Registrant as Specified in Its Charter)


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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transaction applies:

                N/A
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(2)  Aggregate number of securities to which transactions applies:

                N/A
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                N/A
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(4)  Proposed maximum aggregate value of transaction:

                N/A
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(5)  Total Fee paid:

                N/A
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[_]  Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

                N/A
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(2)  Form, schedule or registration statement no.:

                N/A
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(3)  Filing party:

                N/A
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(4)  Date filed:

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


                                                              September 28, 2001


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of WVS Financial Corp. The meeting will be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania on Tuesday, October 30, 2001 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in WVS Financial Corp. is sincerely appreciated.





David J. Bursic                                          William J. Hoegel
President and Chief Executive Officer                    Chairman of the Board

                               WVS FINANCIAL CORP.
                               9001 Perry Highway
                         Pittsburgh, Pennsylvania 15237
                                 (412) 364-1911



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 30, 2001




         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders ("Annual Meeting") of WVS Financial Corp. (the "Company") will be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania on Tuesday, October 30, 2001 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

         (1) To elect one (1) director for a four-year term or until his successor is elected and qualified.

         (2) To ratify the appointment by the Board of Directors of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 2002; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed September 12, 2001 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.


                                            By Order of the Board of Directors


                                            /s/ Margaret VonDerau
                                            ------------------------
                                            Margaret VonDerau
                                            Senior Vice President, Treasurer and
                                               Corporate Secretary



Pittsburgh, Pennsylvania
September 28, 2001

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                               WVS FINANCIAL CORP.


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 30, 2001



         This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of WVS Financial Corp. (the "Company"), the holding company of West View Savings Bank (the "Savings Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania on Tuesday, October 30, 2001 at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about September 28, 2001.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Margaret VonDerau, Senior Vice President, Treasurer and Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

         Only stockholders of record of the Company at the close of business on September 12, 2001 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 2,752,584 shares of Common Stock of the Company issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of the holders of a majority of the total votes present, in person or by proxy, at the Annual Meeting is required for the proposal to ratify the independent auditors for fiscal 2002. Abstentions are considered in determining the presence of a quorum and will not effect the plurality vote required for the election of directors but will have the effect of a vote against the proposal to ratify the independent auditors. Under rules applicable to broker-dealers, the proposals to be considered at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there will be no "broker non-votes" at the Annual Meeting.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

         The Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into four classes which are as equal in number as possible, and that members of each class of directors are to be elected for a term of four years. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         The nominee for director is not related to any other director or executive officer of the Company by blood, marriage or adoption, and the nominee currently serves as a director of the Company.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominee for director listed below. If the person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominee listed below may not be able to serve as a director if elected.

         The person who receives the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected a director of the Company.

         The following tables present information concerning the nominee for director of the Company and each director whose term continues, including tenure as a director of the Savings Bank.


            Nominee for Director for Four-Year Term Expiring in 2005


                                     Principal Occupation During        Director
       Name         Age(1)              the Past Five Years              Since
----------------   -------   -----------------------------------------  --------


John M. Seifarth       72    Director; Retired, former General           1991
                             Manager of the Moon Township
                             Municipal Authority, a water and sewer
                             utility serving Moon Township,
                             Pennsylvania until October 1995.  Also
                             serves as a Senior Engineer - Consultant to Nicholas & Slagle Engineering, Inc.



The Board of Directors recommends you vote FOR election of the nominee for director.

             Members of the Board of Directors Continuing in Office


         Directors Whose Terms Expire in 2002


                                    Principal Occupation During         Director
        Name        Age(1)             the Past Five Years               Since
-----------------  --------  ---------------------------------------   ---------


David L. Aeberli     64      Director; Director, President of             1985
                             McDonald-Aeberli Funeral Home, Inc.,
                             located in Mars, Pennsylvania.

Margaret VonDerau    60      Director; Senior Vice President and          1993
                             Corporate Secretary of the Company since
                             July 1993 and of the Savings Bank since
                             1990; Treasurer of the Company and the
                             Savings Bank since June 1998; prior
                             thereto served as Vice President and
                             Corporate Secretary of the Savings Bank.


         Directors Whose Terms Expire in 2003


                                   Principal Occupation During         Director
       Name         Age(1)             the Past Five Years               Since
-----------------  --------  ----------------------------------------  ---------


Arthur H. Brandt     61      Director; Retired, former Director,          1987
                             President and Chief Executive Officer of
                             Brandt Excavating, Inc., located in
                             Cranberry Township, Pennsylvania; and
                             retired former Director, President and
                             Chief Executive Officer of Brandt Paving,
                             Inc.

William J. Hoegel    63      Chairman of the Board of the Company         1984
                             and the Savings Bank since May 1999;
                             Sole Proprietor of William J. Hoegel &
                             Associates, a manufacturer's
                             representative, since October 1989;
                             previously served as Executive Vice
                             President of Power Piping Co., located in
                             Pittsburgh, Pennsylvania.

         Directors Whose Term Expires in 2004

                                 Principal Occupation During             Director
       Name         Age(1)           the Past Five Years                   Since
-----------------  --------  -----------------------------------------   -------
David J.  Bursic     39      Director; President and Chief Executive      1998
                             Officer of the Company and the Savings
                             Bank since June 1998; prior thereto
                             served as Senior Vice President, Treasurer
                             and Chief Financial Officer of the
                             Company and the Savings Bank since
                             1992 and in various positions with the
                             Company and the Savings Bank since
                             1985.


Donald E. Hook       72      Director; Chairman of the Board of           1986
                             Directors of Pittsburgh Cut Flower Co.,
                             located in Pittsburgh, Pennsylvania.


---------------
(1)      As of June 30, 2001.

Stockholder Nominations

         Article 7.F of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. Each written notice of a stockholder nomination shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and would be required to be filed on Schedule 14B with the Securities and Exchange Commission (or any successors of such items or schedules); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Company stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Committees and Meetings of the Board of the Savings Bank and Company

         Regular meetings of the Board of Directors of the Company are held on a quarterly basis. The Board of Directors of the Company held a total of five regular and special meetings during the fiscal year ended June 30, 2001. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held during the fiscal year ended June 30, 2001, and the total number of meetings held by all committees on which he or she served during such year.

         Nominating Committee. The entire Board of Directors of the Company acts as a Nominating Committee for selection of nominees for election as directors of the Company. The Board, acting as the Nominating Committee, met one time during the fiscal year ended June 30, 2001.

         Audit Committee. The Board of Directors of the Company has established an Audit Committee which consists of Messrs. Seifarth (Chairman), Aeberli and Brandt, all of whom are outside directors. The Audit Committee meets with the Company's internal auditor, engages the Company's external auditors and reviews their reports. The Audit Committee meets quarterly and met five times during fiscal 2001. The members are independent as defined in Rule 4200(a)(15) of the listing standards of the Nasdaq Stock Market.

         Report of the Audit Committee. In accordance with rules adopted by the Securities and Exchange Commission, the Audit Committee of the Board of Directors of the Company makes this report for the year ended June 30, 2001.

         The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. During fiscal 2001, the Audit Committee was composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Annex A.

         Management is responsible for the Company's internal controls and financial reporting process. The independent accountants, S.R. Snodgrass, A.C. are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In connection with these responsibilities, the Audit Committee reviewed the audit plans, audit scope and audit risks with both S.R. Snodgrass and the Company's internal audit department. The Audit Committee met with management and S.R. Snodgrass to review and discuss the June 30, 2001 financial statements. The Audit Committee also discussed with S.R. Snodgrass the matters required by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from S.R. Snodgrass required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with S.R. Snodgrass the firm's independence.

         Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2001, to be filed with the Securities and Exchange Commission.

         Audit Fees. The aggregate amount of the fees billed by S.R. Snodgrass for its audit of the Company's annual financial statements for the year ended June 30, 2001 and its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during the year was $39,300.

         Financial Information Systems Design and Implementation. There were no fees billed by S.R. Snodgrass for financial information systems design and implementation services provided to the Company during fiscal 2001.

         All Other Fees. The aggregate amount of the fees billed by S.R. Snodgrass for all other services rendered to the Company during fiscal 2001 was $9,900. These services consisted primarily of tax compliance.

         The Audit Committee and the Board of Directors considered the compatibility of the non-audit services provided to the Company by S.R. Snodgrass in fiscal 2001 on the independence of S.R. Snodgrass from the Company in evaluating whether to appoint S.R. Snodgrass to perform the audit of the Company's financial statements for the year ending June 30, 2002.


                                                  John M. Seifarth (Chairman)
                                                  David L. Aeberli
                                                  Arthur H. Brandt

        The Board of Directors of the Savings Bank meets on a monthly basis and may have additional special meetings upon the request of the President or a majority of the Directors. During the fiscal year ended June 30, 2001, the Board of Directors met 12 times. The Board of Directors of the Savings Bank has established the following committees:

         Loan Committee. The Loan Committee consists of Messrs. Aeberli (Chairman), Hook and Seifarth, and from management, Messrs. Bursic, Wielgus and Eichner. The Loan Committee, which approves all loans originated by the Savings Bank, meets weekly and met 21 times during fiscal 2001.

         Investment Committee. The Investment Committee consists of Messrs. Hook (Chairman), Brandt, Seifarth and Aeberli, and from management, Mr. Bursic and Mrs. VonDerau. The Investment Committee, which approves all securities purchased by the Company and the Savings Bank, meets quarterly and met four times during fiscal 2001.

        In addition to the committees described above, the Savings Bank has also established other committees which consist of members of the Board and which meet as required. These committees include: Audit Committee, Nominating Committee, Personnel Committee, Budget Committee, Supervisory Examination Committee, Classification of Assets Review Committee, Forward Planning Committee and Community Reinvestment Act Committee.

        The Company has also established Investment and Budget Committees consisting of the same individuals who serve on the respective Savings Bank committee as well as a Compensation and Benefits Plan Committee.

Executive Officers Who Are Not Directors

        Set forth below is information with respect to the principal occupations during the last five years for the executive officers of the Company and the Savings Bank who do not serve as directors.

        Edward M. Wielgus. Age 50. Mr. Wielgus has been a Senior Vice President and Chief Lending Officer of the Company since October 1997, previously a Vice President of the Company since October 1995 as well as a Vice President and Chief Lending Officer of the Savings Bank since April 1990. Prior thereto, Mr. Wielgus was a Senior Vice President and Chief Lending Officer at Spring Hill Savings Bank, Pittsburgh, Pennsylvania, from August 1988 to April 1990 and an Assistant Vice President and Consumer Credit Manager at Equibank, Pittsburgh, Pennsylvania, from June 1986 to August 1988.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) the only person or entity, including any "group" as that term is used in
Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date, (ii) each director of the Company, (iii) certain named executive officers of the Company, and (iv) all directors and executive officers of the Company and the Savings Bank as a group.


                                        Amount and Nature
    Name of Beneficial                    of Beneficial
    Owner or Number of                   Ownership as of           Percent of
     Persons in Group                September 12, 2001(1)(2)     Common Stock
    ------------------               ------------------------     ------------

WVS Financial Corp. Employee                212,972(3)                 7.7%
Stock Ownership Plan
9001 Perry Highway
Pittsburgh, Pennsylvania 15237

Directors:
David L. Aeberli                             54,462(4)                 2.0
Arthur H. Brandt                             54,470(5)                 2.0
David J.  Bursic                            156,138(3)(6)              5.6
William J. Hoegel                            10,132(3)(7)              0.4
Donald E. Hook                               47,898(3)(8)              1.7
John M. Seifarth                             28,551(9)                 1.0
Margaret VonDerau                           133,273(10)                4.8

Executive Officer:
Edward M. Wielgus                            65,934(11)                2.4

All directors and                           550,858(12)              19.6%
 executive officers as a
 group (8 persons)
-----------------

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group.

(3) Messrs. Bursic, Hoegel and Hook are trustees (the "Trustees") of the trust created pursuant to WVS Financial Corp. Employee Stock Ownership Plan and Trust ("ESOP"). The indicated holdings represent shares held in the ESOP which have been allocated to participating employees and will be voted at the direction of the participant, for which the Trustees disclaims beneficial ownership. Does not include shares held in trusts under other employee benefit plans of the Company and the Savings Bank which hold Common Stock on behalf of employee participants of such plans for which the Trustees also serve as trustees as follows:
         46,961 shares of Common Stock held pursuant to the Company's Deferred Compensation Program, which are voted by the Trustees pursuant to the Program; 36,341 shares of Common Stock held pursuant to the Company's Recognition and Retention Plans and Trusts, of which 32,111 shares have been allocated to directors and employees. Under the terms of the Recognition Plans, the Trustees will vote allocated shares at the direction of recipients and unallocated shares in the same proportion as it receives instructions from recipients with respect to allocated shares. The Trustees will not vote allocated shares in the Recognition Plans if they do not receive instructions from the recipient; and 82,576 shares of Common Stock held pursuant to the Savings Bank's Profit Sharing Plan, which are voted at the direction of participants. The Trustees will vote allocated shares of Common Stock held in the Profit Sharing Plan for which it has not received instructions from a participant in the same proportion as it votes pursuant to instructions it actually receives from participants. The shares of Common Stock beneficially owned by the Trustees or by all directors and executive officers as a group does not include the shares held by trusts for employee benefit plans.

(4) Includes 15,000 shares held jointly with Mr. Aeberli's wife, 4,110 shares held solely by Mr. Aeberli's wife, 9,480 shares held by the McDonald Aeberli Funeral Home, Inc. profit sharing plan for the benefit of Mr. Aeberli and his wife and 1,600 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(5) Includes 13,160 shares held by the Company's deferred compensation plan and 400 shares which may be acquired upon the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(6) Includes 57,494 shares held jointly with Mr. Bursic's wife, 9,738 shares held solely by Mr. Bursic's wife, 200 shares held by Mr. Bursic's children, 631 shares held by the Company's deferred compensation plan, 11,760 shares held by the Savings Bank's Profit Sharing Plan, 4,751 shares held by a Recognition and Retention Plan and Trust, 15,061 shares held for the account of Mr. Bursic in the ESOP and 19,608 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(7) Includes 5,000 shares which may be acquired upon the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(8) Includes 25,500 shares held jointly with Mr. Hook's wife, 5,532 shares held by the Company's deferred compensation plan and 1,600 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(9) Includes 2,400 shares held jointly with Mr. Seifarth's wife, 5,638 shares held by the Company's deferred compensation plan and 1,600 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(10) Includes 34,027 shares held by the Savings Bank's Profit Sharing Plan, 4,750 shares held by a Recognition and Retention Plan and Trust, 17,594 shares held for the account of Mrs. VonDerau in the ESOP, 100 shares held in an estate trust for which Mrs. VonDerau is a trustee and 13,480 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(11) Includes 8,500 shares held jointly with Mr. Wielgus' wife, 3,403 shares held by the Savings Bank's Profit Sharing Plan, 4,750 shares held in a Recognition and Retention Plan and Trust, 12,323 shares held for the account of Mr. Wielgus in the ESOP, and 17,708 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(12) Includes on behalf of directors and executive officers as a group, 49,190 shares held by the Savings Bank's Profit Sharing
         Plan,14,251 shares held by the Recognition and Retention Plans and Trusts, 44,978 shares held in the ESOP, 24,961 shares held in the Company's deferred compensation plan and 60,996 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth a summary of certain information concerning the compensation paid by the Company and the Savings Bank for services rendered in all capacities during the three years ended June 30, 2001 to the Chief Executive Officer and the other executive officers of the Company and its subsidiaries whose total compensation during the last fiscal year exceeded $100,000.

                                             Summary Compensation Table
===========================================================================================================================
                                                     Annual Compensation          Long Term Compensation
                                                 ---------------------------    --------------------------
                                                                                         Awards                 All Other
           Name and                Fiscal                                         Stock                        Compensation
      Principal Position            Year       Salary(1)(2)        Bonus        Grants(3)       Options             (4)
------------------------------  ------------  ---------------  -------------  -------------- ------------  ---------------
David J. Bursic                     2001             $160,020        $40,005       $ --             2,000          $39,324
President and Chief                 2000              138,000         34,500      44,228            5,320           47,959
Executive Officer                   1999              120,000         20,000        --                 --           21,080
---------------------------------------------------------------------------------------------------------------------------
Margaret VonDerau                   2001             $131,040        $16,380       $ --             1,000          $36,183
Senior Vice President, Treasurer    2000              116,400         29,100      44,202            5,320           43,582
and Corporate Secretary             1999              114,000         18,400        --                 --           23,063
---------------------------------------------------------------------------------------------------------------------------
Edward M. Wielgus                   2001             $108,000        $13,500       $ --             1,000          $29,146
Senior Vice President and Chief     2000               96,000         24,000      44,202            5,320           33,925
Lending Officer                     1999               86,400         14,400        --                 --           17,167
===========================================================================================================================

(1)      Includes compensation for service as a director.

(2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of automobiles leased by the Company. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the indicated periods did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) Reflects the grant in fiscal 2000 to Mr. Bursic of 3,556 shares and the grant to Mr. Wielgus and Mrs. VonDerau of 3,554 shares of restricted Common Stock pursuant to the Company's Recognition and Retention Plans, which had the indicated value on the date of grant. The grants vested 20% immediately and 20% per year thereafter over four years. Dividends paid on the Common Stock are paid to the holder of the restricted stock under the plans. At June 30, 2001, Messrs. Bursic and Wielgus and Mrs. VonDerau held 4,751, 4,750 and 4,750 shares of restricted Common Stock, respectively, which had a fair market value of $66,514, $66,500 and $66,500 on such date.

(4) In fiscal 2001, represents the fair market value of the allocation of shares of Common Stock pursuant to the Company's ESOP.

Stock Options

         The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the year ended June 30, 2001.

                                       Option Grants in Last Fiscal Year
======================================================================================================================
                                     Individual Grants
                            Options    % of Total Options Granted   Exercise    Expiration            Grant Date
          Name             Granted(1)       to Employees(2)        Price (3)       Date            Present Value(4)
------------------------   -----------  ------------------------ ------------   ----------  --------------------------
David J. Bursic              2,000                50%                $13.00       5/25/11              $3,280
----------------------------------------------------------------------------------------------------------------------
Margeret VonDerau            1,000                 25                 13.00       5/25/11               1,640
----------------------------------------------------------------------------------------------------------------------
Edward M. Wielgus            1,000                 25                 13.00       5/25/11               1,640
======================================================================================================================


(1)      The options vested 100% immediately on the date of grant.
(2)      Percentage of options granted to all employees during fiscal 2001.
(3) The exercise price was based on the fair market value of a share of Common Stock on the date of grant.
(4) Based on the Black-Scholes model adopted for use in estimating the value of executive stock options. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. In determining the Black-Scholes estimate of value the following underlying assumptions were used: (i) historical stock price volatility of 13.50%, calculated as the standard deviation of the month-end closing price of the Common Stock over the twelve month period prior to the grant of the option; (ii) an expected dividend yield of 4.50%; (iii) the risk-free rate of return represents the 10-year constant maturity treasury yield as of May 25, 2001, as reported by the Federal Reserve Statistical Release H.15; and (iv) option term of 10 years, represents the period from the date of grant of each option to the expiration of the term of the option.

         The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended June 30, 2001 and options held at June 30, 2001.

                 Aggregate Option Exercises in Last Fiscal Year
                           and Year End Option Values

==================================================================================================================================
                                                    Number of Unexercised Options at   Value of Unexercised Options at Year End(1)
                            Shares                                Year End
                         Acquired on       Value   ------------------------------------ ------------------------------------------
          Name             Exercise       Realized    Exercisable      Unexercisable       Exercisable          Unexercisable
---------------------- ---------------  ------------ ---------------- ----------------- -------------------  ---------------------
David J. Bursic             11,600         $75,575       19,608            6,312             $32,857               $5,785
----------------------------------------------------------------------------------------------------------------------------------
Margaret VonDerau              350             197       15,258            6,312               4,222                5,785
----------------------------------------------------------------------------------------------------------------------------------
Edward M. Wielgus            3,500          29,050       17,708            6,312              23,757                5,785
==================================================================================================================================

(1)      Based on a per share market price of $14.00 at June 30, 2001.


Director Compensation

         During fiscal 2001, directors of the Company and the Savings Bank who are not executive officers ("outside directors") received an annual fee of $15,600 ($18,000 for the Chairman of the Board). Non-officer directors who are members of the Board's Loan Committee receive a monthly fee of $100.

         Directors' Stock Option Plan. The Company has adopted the 1993 Directors' Stock Option Plan (the "Directors' Plan") which provides for the grant of compensatory stock options to non-employee directors of the Company. Pursuant to the Directors' Plan, each director of the Company who is not an employee of the Company or any subsidiary was granted a compensatory stock option to purchase 10,000 split adjusted shares of Common Stock at the actual purchase price of a share of Common Stock in the Company's initial public stock offering in November 1993. In addition, a compensatory stock option to purchase 400 split adjusted shares of Common Stock is granted to each non-employee director on each anniversary of the date of the Company's initial public offering with an exercise price equal to the fair market value of a share of Common Stock on such date for as long as shares are available under the plan. Further, each new non-employee director of the Company or the Bank will receive a compensatory stock option to purchase 1,000 shares of Common Stock upon election to the Board of Directors with an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Options granted pursuant to the Directors' Plan are vested and exercisable six months from the date of grant. A total of 1,214 shares of Common Stock are reserved for future grant under the Directors' Plan.

         Directors' Deferred Compensation Plan. The Company and the Savings Bank maintain a deferred compensation program for its directors whereby directors can elect to defer all or a portion of their directors' fees. Deferred fees are to be paid to participants in installments commencing in the year following the year in which a person ceases to be a member of the Board of Directors.

         The deferred compensation program provides that amounts deferred thereunder may be paid in shares of Common Stock based on the then-existing value of the amount of Common Stock, including fractional shares, which could have been purchased with the percentage of a director's deferred account that the director elected to have valued as though it were invested in Common Stock. In addition, the program also permits directors of the Company and the Savings Bank, who are also employees of the Company or the Savings Bank, to defer receipt of a portion of their other compensation, including salary and bonuses. The Company and the Savings Bank contributed to a trust an amount of cash which corresponds to the amount of fees and other compensation deferred at the direction of directors for the purpose of investment in shares of Common Stock. The trust uses such funding to acquire shares of Common Stock on the open market. The shares of Common Stock held in the trust are voted by an independent trustee prior to distribution to participating directors in accordance with the terms of the deferred compensation plan.

Compensation Committee

         The Compensation and Benefits Plan Committee of the Board of Directors determines compensation for executive officers. During the fiscal year ended June 30, 2001, the members of the Committee were Messrs. Hoegel (Chairman), Aeberli, Brandt, Hook and Seifarth. No member of the Committee is a current or former officer or employee of the Company or any of its subsidiaries. The report of the Committee with respect to compensation for the Chief Executive Officer and all other executive officers for the fiscal year ended June 30, 2001 is set forth below.

Report of the Compensation Committee

         General. In determining senior management compensation levels, including base salaries and performance bonuses, the Compensation Committee reviewed the performance of each senior officer against various objectives and financial performance targets such as: income, expenses, operating margins, return on assets and return on equity. The level of any salary increase is based upon an executive's job performance over the year in conjunction with Company goals of profitability and growth in light of economic conditions experienced during the fiscal year. Peer group compensation surveys provide additional information to support the compensation planning process. During the fiscal 2001, the Company earned record net income totaling $4.8 million.

         Base salary levels are intended to be consistent with comparable financial institutions in the Company's peer group, subject to the Company's financial performance. Discretionary annual performance bonuses have been paid based upon the Company's financial performance in prior years and the executive's abilities and contributions to the Company's financial success.

         The Compensation Committee noted the continued strong increases in return on average shareholder equity over the past four fiscal years. Average return on shareholder equity increased as follows: 10.45% - fiscal 1998, 13.01%
- fiscal 1999, 16.27% - fiscal 2000 and 17.17% - fiscal 2001. It was further noted that diluted earnings per share increased approximately 15% from $1.47 in fiscal 2000 to $1.69 in fiscal 2001.

         Compensation to the Chief Executive Officer. The Compensation Committee, after taking into consideration the factors discussed above, paid Mr. Bursic a performance bonus of $40,005 for his contributions to fiscal 2001 profitability. Mr. Bursic's base salary was increased to $175,200 effective July 1, 2001.


                                                    William J. Hoegel, Chairman
                                                    David L. Aeberli
                                                    Arthur H. Brandt
                                                    Donald E. Hook
                                                    John M. Seifarth

Performance Graph

         The following graphs compare the yearly cumulative total return on the Common Stock over the eight and five years ended June 30, 2001 with (i) the Center for Research in Security Prices ("CRSP") S&P 500 Index, (ii) the Nasdaq Stock Market Bank Stocks Total Return Index, and (iii)the CRSP Total Return Index for the Nasdaq Stock Market (for United States companies). All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.


                               WVS Financial Corp.

                  [Comparative Performance Graph Appears here]


                                                                  Period Ending
INDEX                       11/30/93     6/30/94    6/30/95    6/30/96     6/30/97    6/30/98    6/30/99    6/30/00    6/30/01
-------------------------  ----------  ----------  ---------  ---------  ----------  ---------  ---------  ---------  ---------
WVS FINANCIAL CORP.           100.00      155.44     170.78     235.28      326.32     430.74     419.68     332.36     416.60
S & P 500                     100.00       97.78     123.46     155.65      209.71     273.78     335.95     360.88     307.83
NASDAQ BANK STOCKS            100.00      109.99     124.24     161.80      252.86     350.72     346.42     284.05     393.96
CRSP TOTAL NASDAQ (US)        100.00       93.91     125.26     160.81      195.55     257.39     370.22     547.35     296.71

                               WVS Financial Corp.

                  [Comparative Performance Graph Appears here]




                                                    Period Ending
  INDEX                     6/30/96    6/30/97    6/30/98    6/30/99     6/30/00    6/30/01
  -----------------------  ---------  ---------  ---------  ---------  ----------  ---------
  WVS FINANCIAL CORP.        100.00     140.57     186.94     182.74      145.25     182.71
  S & P 500                  100.00     134.73     175.90     215.84      231.86     197.77
  NASDAQ BANK STOCKS         100.00     156.28     216.77     214.11      175.56     243.49
  CRSP TOTAL NASDAQ (US)     100.00     121.60     160.06     230.22      340.37     184.51


                              Employment Agreements

         The Company and the Savings Bank (collectively the "Employers") maintain employment agreements with Messrs. David J. Bursic and Edward M. Wieglus and Mrs. Margaret VonDerau. The Employers have agreed to employ Mr. Bursic in his current position as President and Chief Executive Officer of the Employers for a term of three years with a current salary of $175,200, Mr. Wieglus in his current position as Senior Vice President for a term of three years with a current salary of $112,800 and Mrs. VonDerau as Senior Vice President and Corporate Secretary for a term of three years with a current salary of $135,000. Such salaries may be increased at the discretion of the Board of Directors from time to time, but may not be decreased during the term of the employment agreements without the prior written consent of the executives. The terms of the employment agreements shall be extended each year for successive additional one-year periods unless the Employers or the executives elect, not less than 30 days prior to the annual anniversary date, not to extend the employment terms.

         The employment agreements are terminable with or without cause by the Employers. The executives shall have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that the executives terminate their employment because of failure of the Employers to comply with any material provision of the employment agreements or (ii) the employment agreements are terminated by the Employers other than for cause, disability, retirement or death or by the officers as a result of certain adverse actions which are taken with respect to their employment following a Change of Control of the Company, as defined, Messrs. Bursic and Wielgus and Mrs. VonDerau will be entitled to a cash severance amount equal to three times their base salary, and a continuation of benefits similar to those they are receiving at the time of such termination for the remaining term of the agreements or until the executives obtain full-time employment with another employer.

         Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti- takeover effect.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), requires the Company's officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended June 30, 2001, all
Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

Transactions With Certain Related Persons

         Federal law requires that all loans or extensions of credit by the Savings Bank to executive officers and directors and members of their immediate family must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Savings Bank to a director or executive officer in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

         The Savings Bank's policy provides that all loans made by the Savings Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features. As of June 30, 2001, three of the Savings Bank's directors and executive officers or members of their immediate families had aggregate loan balances in excess of $60,000, which amounted to approximately $885,000 in the aggregate. All such loans were made by the Savings Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectability.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed S.R. Snodgrass, A.C., independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by S.R. Snodgrass that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. S.R. Snodgrass will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.


         The Board of Directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, A.C. as independent auditors for the fiscal year ending June 30, 2002.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 2002, must be received at the principal executive offices of the Company, 9001 Perry Highway, Pittsburgh, Pennsylvania 15237, Attention: Margaret VonDerau, Senior Vice President , Treasurer and Corporate Secretary, no later than May 31, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 10D of the Company's Articles of Incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder and to the extent known, by any other stockholders known by such stockholder to be supporting such proposal, and (d) any financial interest of the stockholder in such proposal. Accordingly, stockholder proposals submitted under the Company's Articles of Incorporation in connection with the next annual meeting of stockholders must be received by the Company no later than September 1, 2002.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended June 30, 2001 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 required to be filed with the Commission under the 1934 Act. Such written requests should be directed to David J. Bursic, President and Chief Executive Officer, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237. The Form 10-K is not part of the proxy solicitation materials.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                                                         ANNEX A

                             Audit Committee Charter

Organization

         The Audit Committee of WVS Financial Corp. shall be comprised of at least three directors who are independent of management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member.

Statement of Policy

         The Audit Committee shall provide assistance to the Company's directors in fulfilling their responsibilities to the shareholders, potential shareholders and the investment community in matters relating to corporate accounting, financial reporting practices of the Company and the quality and integrity of the financial reports of the Company. In doing so, the Audit Committee will endeavor to maintain free and open means of communication between Company directors, independent auditors, the internal auditor and management.

Responsibilities

         The primary responsibility of the Audit Committee is to oversee the Company's financial reporting processes on behalf of the Board of Directors and to report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements. The Company's independent auditors are responsible for auditing these statements.

Processes and Procedures

         As a part of its oversight responsibilities, the Audit Committee will:

         o Review the Charter at least annually and submit the Charter to the Company's Board of Directors for approval.

         o Publish the Charter in the Company's proxy solicitation materials at least once every three years in accordance with SEC regulations.

         o Discuss and review the Company's annual audited financial statements, prior to filing or distribution, with the independent auditors and Company management.

         o Review with management and the independent auditors the Company's quarterly financial results prior to the filing of the Company's SEC Form 10-Q. The Chair of the Audit Committee may represent the entire Audit Committee for purpose of this review.

Role of the Independent Auditors

         The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. In connection with its duties, the Audit Committee shall:

         o Review and recommend to the Company's Board of Directors the independent auditors to be selected to audit the financial statements of the Company.

         o Review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditor's independence.

         o Discuss the results of the audit with the independent auditors including certain matters that are required to be communicated to the Audit Committee in accordance with SFAS No. 61.

         o Review with the independent auditors and the Company's internal auditor the adequacy and effectiveness of the accounting and financial controls of the Company including recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures may be desirable.

                                            Dated:                 , 2001
                                                    ----------------

                                            ------------------------

                                            ------------------------
                                                  Signature(s)

                               WVS FINANCIAL CORP.

     The undersigned hereby instructs the Trustees of the Profit Sharing Plan ("Profit Sharing Plan") of West View Savings Bank to vote, as designated below, all the shares of Common Stock of WVS Financial Corp. (the "Company") held pursuant to the Profit Sharing Plan on behalf of the undersigned as of September 12, 2001, at the Annual Meeting of Stockholders to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 30, 2001 at 10:00 a.m., Eastern Time, and any adjournment thereof.


1.  ELECTION OF DIRECTORS

[   ]   FOR the nominee listed                    [   ]  WITHHOLD AUTHORITY
        below (except as marked                          to vote for the nominee
        to the contrary below)                           listed below


Nominee for four-year term:  John M. Seifarth

(INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, write the name of the nominee(s) in the space provided below.)

--------------------------------------------------------------------------------


2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 2002.


    [   ]   FOR                  [   ]  AGAINST                    [   ] ABSTAIN



3. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

     The Company's Board of Directors recommends a vote FOR the Election of the Nominee for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.


                                            Dated:                 , 2001
                                                    ----------------

                                            ------------------------

                                            ------------------------
                                                  Signature(s)



If you return this card properly signed but you do not otherwise specify, shares will be voted for the Election of the Nominee for Director and for Proposal 2. If you do not return this card, your shares will not be voted.

                               WVS FINANCIAL CORP.

     The undersigned hereby instructs the Trustees of the Recognition and Retention Plan and Trusts ("Recognition Plans") of WVS Financial Corp. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the Recognition Plans to the undersigned as of September 12, 2001, at the Annual Meeting of Stockholders to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 30, 2001 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.  ELECTION OF DIRECTORS

[   ]   FOR the nominee listed                    [   ]  WITHHOLD AUTHORITY
        below (except as marked                          to vote for the nominee
        to the contrary below)                           listed below



Nominee for four-year term:  John M. Seifarth

(INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, write the name of the nominee(s) in the space provided below.)

--------------------------------------------------------------------------------


2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 2002.


    [   ]   FOR                  [   ]  AGAINST                    [   ] ABSTAIN


3. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

               The Company's Board of Directors recommends a vote FOR the Election of the Nominee for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.


                                            Dated:                 , 2001
                                                    ----------------

                                            ------------------------

                                            ------------------------
                                                  Signature(s)





If you return this card properly signed but you do not otherwise specify, shares will be voted for the Election of the Nominee for Director and for Proposal 2. If you do not return this card, your shares will be voted by the Trustee in the same proportion as it votes pursuant to instructions it actually receives from participants in the Recognition Plans.

                                 WVS letterhead









                               September 28, 2001



TO: Participants in the Profit Sharing Plan of West View Savings Bank

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the West View Savings Bank Profit Sharing Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Plan, who will tabulate the votes for the Trustees of the Plan. The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will be voted by the Trustees in the same proportion as it votes pursuant to instructions it actually receives from participants. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.


                                                            Sincerely,


                                                            /s/ David J. Bursic
                                                            -------------------
                                                            David J. Bursic
                                                            President

                                 WVS letterhead







                               September 28, 2001


TO: Persons Granted Restricted Stock Under the Recognition and Retention Plans of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Company's Recognition and Retention Plans and Trusts ("Recognition Plans") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plans by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plans. The Plan Administrators will certify the totals to the Company for the purpose of having those shares voted by the Trustees of the Recognition Plans.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Recognition Plans are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plans. You will receive other voting material for those shares owned by you individually and not under the Recognition Plans.

                                                            Sincerely,


                                                            /s/ David J. Bursic
                                                            -------------------
                                                            David J. Bursic
                                                            President

                               WVS FINANCIAL CORP.

               The undersigned hereby instructs the Trustee of the Employee Stock Ownership Plan and Trust ("ESOP") of WVS Financial Corp. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company allocated to the undersigned pursuant to the ESOP as of September 12, 2001, at the Annual Meeting of Stockholders to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 30, 2001 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.  ELECTION OF DIRECTORS

[   ]   FOR the nominee listed                    [   ]  WITHHOLD AUTHORITY
        below (except as marked                          to vote for the nominee
        to the contrary below)                           listed below


Nominee for four-year term:  John M. Seifarth

     (INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, write the name of the nominee(s) in the space provided below.)

--------------------------------------------------------------------------------


2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 2002.


    [   ]   FOR                  [   ]  AGAINST                    [   ] ABSTAIN


3. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

     The Company's Board of Directors recommends a vote FOR the Election of the Nominee for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                            Dated:                 , 2001
                                                    ----------------

                                            ------------------------

                                            ------------------------
                                                  Signature(s)






If you return this card properly signed but you do not otherwise specify, shares will be voted for the Election of the Nominee for Director and for Proposal 2. If you do not return this card, your shares will not be voted.

                                 WVS letterhead







                               September 28, 2001



TO: Participants in the Employee Stock Ownership Plan of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the Company's Employee Stock Ownership Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Plan, who will tabulate the votes for the Trustees of the Plan. The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.


                                                           Sincerely,


                                                           /s/ David J. Bursic
                                                           -------------------
                                                           David J. Bursic
                                                           President

                                REVOCABLE PROXY
                              WVS Financial Corp.

[ X ] PLEASE MARK VOTES
     AS IN THIS EXAMPLE

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WVS FINANCIAL CORP. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 30, 2001 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned, being a stockholder of the Company as of September 12, 2001, hereby authorizes the Board of Directors of the Company, or any successors thereto, as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 30, 2001 at 10:00 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

Please be sure to sign and date              Date __________________________
  this Proxy in the box below.


____________________________________________________________________________
   Stockholder sign above                Co-holder (if any) sign above




1. ELECTION OF DIRECTOR of the nominee listed below (except as marked to the contrary below):

                For          Withhold
                [_]             [_]


     Nominee for four-year term: John M. Seifarth


INSTRUCTIONS: To withhold authority to vote for the nominee, write the name of the nominee in the space provided below.

--------------------------------------------------------------------------------


2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 2002.

                For           Against           Abstain
                [_]             [_]               [_]


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


     SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEE TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

     Please sign exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

--------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.

                              WVS FINANCIAL CORP.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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